UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00032

American Funds Fundamental Investors

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Michael W. Stockton

American Funds Fundamental Investors

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Multiple perspectives
create high-conviction
portfolios.

Special feature page 6

Fundamental Investors® Annual report for the year ended December 31, 2015

Fundamental Investors seeks long-term growth of capital and income.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2016, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.58%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.44%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature
6	Multiple perspectives create high-conviction portfolios.

Contents
1	Letter to investors
4	Results of a $10,000 investment in Fundamental Investors
12	Summary investment portfolio
15	Financial statements
34	Board of trustees and other officers

Fellow investors:

For the 12 months ended December 31, 2015, shares of Fundamental Investors climbed 3.38% for those who reinvested distributions totaling approximately $3.09 a share. The latter figure includes regular quarterly dividends amounting to 60 cents per share, a 16.6-cents-per-share special dividend and long-term capital gains payments totaling almost $2.32 per share.

The fund’s gain surpassed the 1.38% return of the unmanaged Standard & Poor’s 500 Composite Index, a market capitalization-weighted index based on the results of 500 widely held common stocks. The fund’s return relative to its peers was even better as the Lipper Growth and Income Funds Index finished the period in the red, slipping 1.61%.

Fundamental Investors may invest up to 35% of its assets in companies domiciled outside the United States, allowing the fund’s portfolio managers to invest in a broader set of companies in order to generate investment results.

Thus, we believe it’s important to provide a broader context for fund returns. For the 12 months, the unmanaged MSCI World Index, a measure of stock markets in more than 20 developed countries including the U.S., fell 0.87%.

As of December 31, 2015, the portion of fund assets invested in companies based abroad stood at 9%.

U.S. a bright spot

U.S. markets touched all-time highs in May 2015 on improving job numbers and sound economic fundamentals. However, worries about sluggish global growth, an uncertain interest rate picture and softening corporate profits weighed on U.S. markets in the second half of the year.

Strength in the consumer and information technology areas was largely offset by significant drops in the energy and materials sectors, which suffered from the continuing decline in commodity prices. For the 12 months, crude prices fell more than 30%, copper dropped

Results at a glance

For periods ended December 31, 2015, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 8/1/78)[1]

Fundamental Investors (Class A shares)	3.38%	11.23%	7.77%	12.35%
Standard & Poor’s 500 Composite Index[2]	1.38	12.57	7.31	11.50
Lipper Growth and Income Funds Index[3]	–1.61	9.00	5.50	10.48
MSCI World Index[2,4]	–0.87	7.59	4.98	9.42

[1]	Date Capital Research and Management Company began managing the fund.
[2]	The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[3]	Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.
[4]	Results reflect dividends net of withholding taxes.

Fundamental Investors	1

more than 25% and the price of steel plunged by nearly 60%.

In Europe, continuing stimulus from the European Central Bank served to steady markets. In addition, exporters were helped by the weakening euro.

Japanese markets were among the best in the developed world as quantitative easing by the Bank of Japan, together with a renewed focus on shareholder-friendly corporate governance, bolstered the financial results of many companies. That said, the weakening yen reduced returns for U.S.-based investors in Japanese companies.

The currency factor

In recent reports we have frequently noted the impact of currency on economies, markets and, ultimately, the fund’s results. Recently, the dominant theme has been the strength of the U.S. dollar against most major currencies. In large part, this reflects a consensus in global financial markets that the U.S. Federal Reserve has completed a cycle of monetary easing, and that the economy and political environment are stable relative to other countries and regions.

A strengthening dollar exerts a multifaceted effect on economies and markets. For one, it makes products from non-U.S. manufacturers more affordable to American buyers because fewer dollars are required to purchase them.

Conversely, it hampers U.S. exporters whose goods become pricier for buyers abroad. That said, it can also be a boon to U.S.–based companies that manufacture outside the states as labor and other production costs will generally decline when paid in local currency.

For Fundamental Investors shareholders, however, the most obvious impact of currency fluctuations is on returns for the stock prices of companies domiciled abroad. In a rising dollar environment, returns for these companies may be offset by a weakening currency when converted to U.S. dollars.

Large holdings drive fund returns

 Returns for many of the fund’s larger holdings drove its better-than-benchmark returns. Avago Technologies climbed 44.30%, while Home Depot gained 25.99% and General Electric rose 23.27%. Microsoft — the fund’s biggest holding — advanced 19.44%. Other large holdings such as Philip Morris International and JPMorgan Chase gained 7.93% and 5.51%, respectively.

Coca Cola (+1.75%) posted results in line with the broader market, while Wells Fargo (–0.84%) and Comcast (–2.72%) finished in negative territory.

Dividend payers struggle

The solid stock selection illustrated by this group of large holdings becomes even more evident when one looks closely at the composition of return last year in the S&P 500. In a nutshell, the subset of stocks offering above-average dividends didn’t fare nearly as well as the cohort of companies offering no yield. Given Fundamental Investors income objective, the fund’s portfolio managers are consistently seeking to generate reliable income through a balance of higher yielding and lower yielding stocks. While higher yielding areas of the market have recently been a challenging area to invest in, they remain an important contributor to long-term results. For example, all of the companies mentioned above pay healthy dividends.

A flexible approach to income

Fund guidelines specify that each manager must build a portfolio that provides income in the form of dividends, but not every stock must pay a dividend in order to qualify as a potential investment. Rather, a manager must seek to build a portfolio that, overall, meets a certain yield threshold. Managers can pursue this objective by selecting some companies with higher-than-average yields and others whose payouts are smaller or that may not offer a dividend.

This flexibility made possible our investment in Amazon, the fund’s second-largest holding. The web giant gained 117.78% as results in its core eCommerce business grew nicely, while recent disclosure about its Amazon Web Services division revealed a new engine for value creation to shareholders. Like many companies in the high-growth phase of their evolution, Amazon favors investing in its business over returning cash to shareholders in the form of dividends.

Outside the top 10

Elsewhere outside the top 10, companies that were additive to fund returns included Expedia (+45.62%), medical device manufacturer Boston Scientific (+39.17%) and Masco (+12.30%), a manufacturer of household fixtures and building supplies. As a group, consumer companies fared well as falling oil prices put more dollars in shoppers’ wallets.

Among those that weighed on results were railroad Union Pacific (–34.36), and media conglomerates Time Warner (–24.29%) and Twenty-First Century Fox (–29.28%).

More broadly, the fund was hampered by its energy and materials holdings, which mirrored the downturn in their sectors.

To learn the story behind some of these investments from the portfolio managers who chose them, we invite you to read the feature story beginning on page 6.

Volatility rings in the New Year

We enter 2016 in a swirl of volatility, stemming in large part from ongoing uncertainty about the condition of the Chinese economy, tightening monetary conditions in the U.S. and the continuing

2	Fundamental Investors

slide in oil prices. Such an environment calls for a balance of caution and opportunism: caution in the form of keen attention to risk and assiduous analysis of every investment, and opportunism in our willingness to invest in companies with solid long-term prospects whose stock prices may be struggling due to the market’s instability.

Such periods are highly challenging, but not uncommon for those who have chosen to invest for the long term.

Gratitude for leadership

This year marked a change in leadership for the fund. While Dina Perry will continue to be involved in the fund as a portfolio manager and vice chairman, she has handed responsibility for the day-to-day operations to fellow portfolio manager Brady Enright, who is now the fund’s principal investment officer. We are grateful for her service and dedication. Under Dina’s leadership, Fundamental Investors maintained its record of providing investors with superior long-term results. Brady brings a decade of experience with the fund to his new position.

Thank you for your commitment to Fundamental Investors.

Sincerely,

Dina N. Perry

Vice Chairman

Brady Enright
President

February 10, 2016

For current information about the fund, visit americanfunds.com.

The New Geography of Investing®

While most of the companies that Fundamental Investors invests in are based in the U.S., virtually all of them do business on a global basis. This diversifies their customer base and sources of revenue. The chart below shows where the companies we invest in are headquartered, as well as the sources of their revenue. Active management can help investors with a domestic focus gain exposure to the global marketplace.

Equity portion breakdown by domicile (%)

Region	Fund	Index
United States	91%	100%
Canada	1	—
Europe	5	—
Japan	1	—
Asia-Pacific ex. Japan	—	—
Emerging markets	2	—
Total	100%	100%

Equity portion breakdown by revenue (%)

Region	Fund	Index
United States	58%	62%
Canada	3	2
Europe	13	13
Japan	3	3
Asia-Pacific ex. Japan	1	1
Emerging markets	22	19
Total	100%	100%

Compared with the S&P 500 as a percent of net assets. All figures include convertible securities.

Source: Capital Group (as of December 31, 2015).

Fundamental Investors	3

Results of a $10,000 investment in Fundamental Investors

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	Includes reinvested dividends of $137,762 and reinvested capital gain distributions of $259,733.
[4]	The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[5]	Results of the Lipper Growth and Income Funds Index do not reflect any sales charges.
[6]	Includes reinvested capital gain distributions of $127,663, but does not reflect income dividends of $67,006 taken in cash.
[7]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[8]	For the period August 1, 1978 (when Capital Research and Management Company became investment adviser), through December 31, 1978.

Average annual total returns based on a $1,000 investment (for periods ended December 31, 2015)*

	1 year	5 years	10 years
Class A shares	-2.58%	9.91%	7.14%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

The total annual fund operating expense ratio is 0.60% for Class A shares as of the prospectus dated March 1, 2016 (unaudited).

$800,000
400,000
200,000
100,000
10,000
8,000

Year ended December 31	1978[8]	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988	1989	1990
Capital value (dollars in thousands)													
Dividends in cash	$ 0.2	0.4	0.6	0.6	0.6	0.6	0.6	0.6	0.6	0.7	0.9	1.2	1.1
Value at year-end[1]	$ 8.9	9.9	11.4	10.7	13.5	16.4	16.8	21.1	25.2	25.5	28.6	35.4	32.2
Total value (dollars in thousands)													
Dividends reinvested	$ 0.2	0.4	0.6	0.7	0.8	0.8	0.7	0.8	0.9	1.0	1.3	1.9	1.7
Value at year-end[1]	$ 9.2	10.6	12.8	12.7	17.0	21.4	22.6	29.4	35.9	37.3	43.2	55.6	52.1
FI total return	(8.4)%	15.3	21.3	(1.2)	34.0	26.1	5.8	30.2	22.0	3.8	16.0	28.6	(6.2)

4	Fundamental Investors

How a $10,000 investment has grown

The chart and the table below it illustrate how a $10,000 investment in the fund grew between August 1, 1978 — when Capital Research and Management Company became Fundamental Investors investment adviser — and December 31, 2015. The chart also shows how the unmanaged Standard & Poor’s 500 Composite Index and the Lipper Growth and Income Funds Index fared over this same period, and what happened to inflation (as measured by the Consumer Price Index).

Fundamental Investors	5

Multiple perspectives
create high-conviction
portfolios.

6	Fundamental Investors

To a degree, investment choices present a portrait of the men and women who make them. Their backgrounds, areas of experience, appetite for risk, research habits and priorities inform their decisions. In the following pages, we invite you to learn more about Fundamental Investors portfolio managers by taking a look at companies they feel offer a reflection of their individual investment approaches.

Taking a trip with an online travel company

When portfolio manager and fund president Brady Enright first invested in Expedia, it was beset by challenges. Its technology systems lagged the industry, it was at risk of disruption by Google (which at the time was considering entering the online travel sector), and it meaningfully trailed the biggest player in the market, Priceline. What’s more, as a former subsidiary of a larger company, its financial condition and profitability were difficult to discern. But Brady was not new to analyzing this type of company as he had previously invested in the burgeoning online travel industry as an investment analyst. Moreover, he was able to plumb insight from internet analyst and fellow portfolio manager Mark Casey, who covers the company. Mark had faith in the company’s management team and was able to allay some of Brady’s concerns about Google’s possible entry into the arena.

Importantly, Expedia also fit the profile of a company in the sweet spot of Brady’s investing style. “I like businesses where the downside is that they don’t grow as fast as you had hoped but there is little risk they will fall apart. Online travel was not going to be a ‘winner take all’ proposition. It is a business where capital intensity is low and brands are difficult to displace. In addition, the industry still had considerable room for growth as the conversion to online booking was still in its relatively early stages,” says Brady. “For the investment to work, I didn’t have to believe it was going to supplant Priceline as the leader in the space. In the meantime, the business had strong cash flows and, importantly, the valuation was very attractive as it traded at 12 to 13 times earnings.”

The investment has unfolded favorably for the fund. The company has jettisoned brands ancillary to its core business while also expanding through solid acquisitions such as Orbitz, Travelocity and HomeAway, the parent of VRBO (Vacation Rentals by Owner). Mark Casey’s faith in management and Brady’s faith in his own research, as well as in Mark, has served fund investors well.

Neither fish nor fowl

When a company has widely varying lines of business, the market sometimes gets puzzled. Investors seem to prefer purity, questioning whether management can effectively shepherd the disparate divisions. The byproduct of that uncertainty is known as a “conglomerate discount” — a valuation that may add up to less than the sum of its parts. Portfolio manager Dina Perry’s investment in General Electric stemmed in large part from the belief that the industrial giant was suffering from just such a discount, and that management would eventually take the steps necessary to break free of it.

“When I invested in GE, the company had two primary businesses, an industrials division that manufactured things like turbines and aircraft engines, and a financials business that focused on consumer and corporate lending,” explains Dina.

Fundamental Investors	7

Brady Enright	Mark Casey
Portfolio manager San Francisco	Portfolio manager San Francisco

“Under normal circumstances, the market finds it challenging to value these conglomerates. But in the wake of the 2008 financial crisis, the difficulty was further compounded by the fact that GE’s financial division was designated by the government as a systemically important financial institution (SIFI). That brought with it considerable regulation and capped certain types of earnings.”

Dina, an economist who earlier in her career was also a capital goods analyst, wasn’t sure when the company would restructure but was certain it could not continue as is. It took a while — and the share price continued to languish — but eventually GE unveiled its plans. They would focus on growing and expanding the highly profitable industrials business and shed non-core assets including the appliance arm and, most importantly, the finance division.

Thanks to an investment decision grounded in research, deep experience in the sector and real return in the form of the company’s dividend, Dina had the conviction to see the fund’s investment rewarded as the market took notice and the stock price rose.

Defensive investing

In a world where virtually every industry is subject to disruption by upstarts and technological transformation, defense companies offer investors some measure of stability. Global demand for their products is fairly consistent, and there is visibility into their order books. Many of the products they manufacture have long lifecycles. These factors often add up to favorable financials and growth prospects. One of these companies, Lockheed Martin, was among the first investments portfolio manager Ron Morrow made when he started with Fundamental investors more than a decade ago.

“I favor companies with business dynamics I can be comfortable with over a multiyear period,” says Ron. “When I made my initial investment, the company was presented to me as the beneficiary of an increasing defense budget and a growing base of buyers for its products, which included the F-22 Raptor fighter jet. It has proven to be an efficiently managed, shareholder-friendly firm committed to increasing its dividend yield, which currently stands at nearly 3%.”

Defense companies have become a theme in Ron’s portfolio, and the former consumer products analyst has made his penchant for these firms clear to the investment analysts who cover them. “If the valuations are right and business is solid, I will sometimes buy the top two or three companies in a sector, as well as some of the smaller players that are beneficiaries of the theme that prompted my investment.”

To remain abreast of developments in the defense and aerospace areas, Ron attends the Paris Air Show each year with a group of his fellow investment professionals. “It’s a perfect opportunity to stay current and catch up with a number of company managers,” he adds.

Buying chips on a dip

Per Fundamental Investors’ guidelines, only a small portion of assets can be invested in companies domiciled in developing markets, which are often viewed as carrying greater risks than those headquartered in the developed world. While always mindful of these risks, portfolio manager Mark Casey nonetheless has built a sizable stake in Taiwan Semiconductor Manufacturing Company, commonly known as TSMC. “I know our shareholders wouldn’t want

8	Fundamental Investors

Dina Perry	Ron Morrow
Portfolio manager Washington, D.C.	Portfolio manager Los Angeles

us to take a chance on a dodgy emerging markets company, and nothing close to that description can be applied to TSMC,” emphasizes Mark, who has also served the fund as a technology analyst. “Rather, it’s a proven business with a solid track record. It has a very strong balance sheet and has consistently had an annual return on equity of 20%.”

Perhaps more important than its past is the enviable competitive position TSMC currently enjoys. “The company is an established, integral player in an industry so capital intensive that new entrants are virtually nonexistent,” he explains. “That’s because these days, building a microchip foundry takes $5 billion. And advancing technology — in particular, the drive to create faster chips with more memory — means that the plant is only considered state of the art for two to three years before it needs to be refitted with a new generation of fabrication equipment.”

TSMC has the resources to purchase that new equipment. It also has a broad, dedicated group of customers that doesn’t necessarily require the very latest chips, which means it can extend the life of its older factories. The firm’s chief rivals, Intel and Samsung, do not enjoy the same customer base and are not able to optimize the output from operations.

“TSMC is an absolutely essential link in the global electronics supply chain,” says Mark. “And in addition to its competitive position, the dividend yield on the company’s stock is above 3%. To get that kind of yield from a high-quality company, you generally have to pay higher valuations and frequently have limited growth prospects. The stock price was relatively flat in 2015, but given the expansion in the sector, I believed TSMC could represent a good long-term investment opportunity.”

Oil’s fluctuating popularity

Suncor Energy should be a familiar name to longtime Fundamental Investors shareholders. A Canadian company whose primary focus is the production of synthetic crude from oil sands (a process that more closely resembles mining than drilling), it has been a portfolio mainstay for over a decade. And for much of that time, portfolio manager Mike Kerr has held it in his portfolio.

Like all energy companies, Suncor has recently faced major challenges. Its fortunes are closely linked to the price of oil, which plunged from over $100 a barrel in June of 2014 to $37 at the close of 2015 on slowing economic growth in the developing world and OPEC’s decision to continue production in the face of falling prices. What’s more, the process of extracting and refining oil from sands is more expensive than traditionally drilled oil. Consequently, margins narrow as falling oil prices approach extraction costs. But Mike’s knowledge of the industry runs deep thanks to his background as a geologist and energy analyst, and his relationship with Suncor dates back more than three decades.

“The very difficult conditions the industry is experiencing are similar to what it went through in 1985 and 1996, when there was excess capacity and the price collapsed. As was the case then, the industry has shuttered projects as financing has become much more difficult to secure. People have been aggressively selling the stocks, including Suncor’s.”

In choosing to invest in Suncor, Mike cites improvements in the company’s cost structure, in particular its labor expenses.

Fundamental Investors	9

Mike Kerr	Martin Romo
Portfolio manager Los Angeles	Portfolio manager San Francisco

In addition, low energy costs are actually beneficial from a production standpoint as refining oil sands is highly energy intensive. What’s more, Suncor’s acquisition of Petro-Canada further diversified its business by adding refining, non-oil sands extraction and additional retailing to its portfolio of assets.

He acknowledges that investing under such conditions is not for the faint of heart. “To invest into the teeth of these challenges means you must be willing to tolerate some ugliness, but I believed there was a compelling case for investment in Suncor.”

Investing according to GARP

Martin Romo describes his investing style as “GARPy” (Growth At a Reasonable Price), and it’s that sensibility that led to his interest in a corporate giant he regarded as underappreciated. That company is Microsoft, and it too has had a longstanding presence in Fundamental Investors portfolio.

In truth, the investment community’s lack of appreciation was understandable, as the stock had essentially remained flat since the internet bubble burst at the end of the last century. Martin saw opportunity in a new management team that was shaking off its “Apple envy” and refocusing on its core products: the Windows operating system and Office productivity suites. In addition, through the cluster of analysts known as Tech/Zep, he learned more about Microsoft’s progress in the cloud computing arena. “I rely heavily on our analysts, and I’m sensitive to both their individual and combined conviction,” says Martin. “When the entire Tech/Zep group was talking about the inevitability of companies taking much of their tech operations off-site and onto the cloud, I listened.”

In fact, Microsoft’s initial cloud efforts trailed those of industry leader Amazon (Fundamental Investors’ second-largest holding), but the fund’s analysts felt strongly that the company would become a viable competitor. For a GARP investor, that was the growth. The “At a Reasonable Price” part of the equation was also in place thanks to Microsoft’s low stock valuation.

Another not-to-be-overlooked consideration was the dividend, which provided investors with an incentive to wait for a rebound. “I like to say we’re in the what business, not the when business,” he adds. “Based on the research we’d done, I was fairly confident in the ‘what.’ I believed there would be improvement in the business — I just wasn’t sure exactly when it would happen. That’s where our willingness to take a long-term position can pay off.”

Staying the course

Portfolio manager Greg Johnson has been paying attention to Wells Fargo since his college days, and his view of the financial giant has remained pretty steady. “Wells is a great example of a solid investment for the fund,” says Greg. “It came out of the financial crisis with a stronger franchise, having bought Wachovia in the depths of it. And although it’s one of the world’s biggest banks and is heavily regulated as a result, its management has navigated the regulatory environment exceptionally well, enabling it to consistently pass the ‘stress tests’ regulators use to gauge stability.”

According to Greg, the firm’s competitive advantages exist on two sides of the business that experts watch closely — deposits and lending. On the deposit

10	Fundamental Investors

Greg Johnson
Portfolio manager Los Angeles

side, the company has a huge base of consumers with checking and savings accounts. That gives the firm access to a significant pool of capital. And thanks to low interest rates, the bank pays very little interest on those deposits. It’s a virtuous circle because those deposits are grist for the firm’s lending mill. Wells is able to take those deposits and, thanks in part to its focus on cross-selling to its customers, lend them to a broad base of borrowers and gather interest on the loans.

“This large foundation of borrowers helps give them one of the most diversified businesses in the financial services area,” explains Greg. “Their broad revenue base has made the firm less affected by the sector’s cycles and provided the wherewithal to pay and grow their dividend — and buy back stock at attractive valuations.”

Although the bank’s results were down very slightly in 2015, Greg plans to stay the course on a company he’s watched since he was an undergrad. ■

Multiple perspectives strengthen the fund’s portfolio

How do seven portfolio managers with diverse perspectives coexist within a single fund? The answer is The Capital System,SM an investment approach designed to facilitate teamwork while accommodating the strong investment convictions of individual fund managers.

The Capital System divides fund assets into slices, each of which is individually managed — within fund guidelines — by one of Fundamental Investors’ investment professionals. Still another slice is managed by the analysts who research investments. As seen in these pages, a portfolio manager’s background and the framework he or she uses to evaluate and interpret investing opportunities leads to different places. To be sure, managers engage fellow team members; debate is often spirited and disagreements inevitable, but in the end the decision to invest belongs to the individual manager.

Allowing this autonomy rather than making investment choices contingent on the approval of a committee means that each of the fund’s investments is based on the high conviction of one or more of its managers. And because, by design, the portfolio manager lineup represents people with widely varying backgrounds and investing styles, their individual portfolios look very different and meld to form a diverse whole.

This combination of individuality and teamwork that is the hallmark of The Capital System has produced superior outcomes for long-term investors.

Fundamental Investors	11

Summary investment portfolio December 31, 2015

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	87.31%
United Kingdom	2.80
Euro zone*	1.74
Canada	1.23
Taiwan	1.16
Switzerland	0.58
Japan	0.50
China	0.49
South Africa	0.24
Other countries	0.24
Short-term securities & other assets less liabilities	3.71
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are France, Germany, Ireland and the Netherlands.

Common stocks 96.29%	Shares	Value (000)
Consumer discretionary 18.58%
Amazon.com, Inc.[1]	4,906,800	$3,316,457
Home Depot, Inc.	13,815,000	1,827,034
Comcast Corp., Class A	31,337,000	1,768,347
Twenty-First Century Fox, Inc., Class A	29,125,000	791,035
McDonald’s Corp.	6,351,000	750,307
Walt Disney Co.	7,140,000	750,271
Target Corp.	7,615,000	552,925
Expedia, Inc.	3,980,000	494,714
Time Warner Inc.	7,530,000	486,965
Las Vegas Sands Corp.	10,100,000	442,784
Other securities		2,341,703
		13,522,542

Information technology 18.03%
Microsoft Corp.	63,465,000	3,521,039
Avago Technologies Ltd.	10,959,632	1,590,791
Texas Instruments Inc.	16,850,300	923,565
Alphabet Inc., Class C1	754,317	572,436
Alphabet Inc., Class A1	442,800	344,503
Taiwan Semiconductor Manufacturing Co., Ltd.[2]	174,405,000	752,571
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	4,009,800	91,223
Intel Corp.	22,130,173	762,384
ASML Holding NV2	4,555,030	405,928
ASML Holding NV (New York registered)	3,036,000	269,506
Visa Inc., Class A	8,420,000	652,971
Other securities		3,229,909
		13,116,826

Financials 14.88%
Wells Fargo & Co.	28,680,916	1,559,095
JPMorgan Chase & Co.	19,000,000	1,254,570
Berkshire Hathaway Inc., Class A1	4,555	900,979
SunTrust Banks, Inc.	14,903,987	638,487
Capital One Financial Corp.	8,712,000	628,832
CME Group Inc., Class A	6,731,437	609,868
Citigroup Inc.	10,000,000	517,500
ACE Ltd.	4,350,000	508,298
American Express Co.	6,495,000	451,727
Other securities		3,760,994
		10,830,350

12	Fundamental Investors

	Shares	Value (000)
Health care 11.87%
Express Scripts Holding Co.[1]	12,050,000	$1,053,291
Medtronic PLC	12,040,000	926,117
Merck & Co., Inc.	16,710,000	882,622
UnitedHealth Group Inc.	5,501,500	647,197
Bristol-Myers Squibb Co.	8,600,000	591,594
Vertex Pharmaceuticals Inc.[1]	4,675,000	588,255
Boston Scientific Corp.[1]	25,005,000	461,092
Other securities		3,487,114
		8,637,282

Consumer staples 11.47%
Philip Morris International Inc.	26,535,000	2,332,692
Coca-Cola Co.	28,435,000	1,221,568
Reynolds American Inc.	15,598,140	719,854
Kroger Co.	15,594,000	652,297
Procter & Gamble Co.	8,175,000	649,177
Walgreens Boots Alliance, Inc.	5,856,000	498,668
Other securities		2,270,947
		8,345,203

Industrials 10.30%
General Electric Co.	41,830,000	1,303,004
Boeing Co.	8,320,000	1,202,989
Lockheed Martin Corp.	2,953,200	641,287
Union Pacific Corp.	5,890,000	460,598
Parker-Hannifin Corp.	4,550,000	441,259
Other securities		3,442,761
		7,491,898

Energy 6.98%
ConocoPhillips	14,210,000	663,465
Chevron Corp.	5,476,137	492,633
Other securities		3,920,554
		5,076,652

Materials 2.88%
Praxair, Inc.	7,035,000	720,384
E.I. du Pont de Nemours and Co.	9,968,525	663,904
Other securities		712,747
		2,097,035

Other 0.91%
Other securities		663,486

Miscellaneous 0.39%
Other common stocks in initial period of acquisition		284,220

Total common stocks (cost: $48,174,111,000)		70,065,494

Short-term securities 3.73%	Principal amount (000)
Coca-Cola Co. 0.47% due 5/18/2016[3]	$25,000	24,955
Federal Home Loan Bank 0.11%–0.54% due 1/7/2016–6/6/2016	1,517,205	1,516,577
Google Inc. 0.14% due 1/26/2016[3]	20,000	19,997
Intel Corp. 0.40% due 2/25/2016	40,000	39,977

Fundamental Investors	13

Short-term securities (continued)	Principal amount (000)	Value (000)
Jupiter Securitization Co., LLC 0.50% due 5/5/2016[3]	$50,000	$49,865
Wells Fargo Bank, N.A. 0.54% due 5/9/2016	100,000	100,091
Other securities		960,813

Total short-term securities (cost: $2,712,044,000)		2,712,275
Total investment securities 100.02% (cost: $50,886,155,000)		72,777,769
Other assets less liabilities (0.02)%		(13,395)

Net assets 100.00%		$72,764,374

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2015, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2015 (000)
FMC Corp.	6,758,000	—	—	6,758,000	$4,460	$264,440
CNO Financial Group, Inc.	11,900,000	—	—	11,900,000	3,213	227,171
Peyto Exploration & Development Corp.	8,107,500	2,224,787	—	10,332,287	9,818	185,708
Grafton Group PLC, units[2]	15,037,000	—	—	15,037,000	2,615	163,642
Denbury Resources Inc.[4]	20,500,000	—	20,500,000	—	1,956	—
					$22,062	$840,961

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $4,424,441,000, which represented 6.08% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $428,539,000, which represented .59% of the net assets of the fund.
[4]	Unaffiliated issuer at 12/31/2015.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

14	Fundamental Investors

Financial statements

Statement of assets and liabilities
at December 31, 2015	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $50,110,824)	$71,936,808
Affiliated issuers (cost: $775,331)	840,961	$72,777,769
Cash		10,848
Receivables for:
Sales of investments	69,779
Sales of fund’s shares	115,836
Dividends and interest	116,842
Other	2,974	305,431
		73,094,048
Liabilities:
Payables for:
Purchases of investments	62,897
Repurchases of fund’s shares	227,975
Investment advisory services	15,322
Services provided by related parties	18,183
Trustees’ deferred compensation	3,927
Other	1,370	329,674
Net assets at December 31, 2015		$72,764,374

Net assets consist of:
Capital paid in on shares of beneficial interest		$50,072,497
Undistributed net investment income		191,802
Undistributed net realized gain		608,783
Net unrealized appreciation		21,891,292
Net assets at December 31, 2015		$72,764,374

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,435,371 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$44,595,752	879,343		$50.71
Class B	190,493	3,761		50.64
Class C	2,434,510	48,225		50.48
Class F-1	4,818,505	95,056		50.69
Class F-2	4,389,093	86,569		50.70
Class 529-A	1,795,485	35,446		50.65
Class 529-B	16,599	327		50.76
Class 529-C	451,416	8,921		50.60
Class 529-E	72,728	1,437		50.61
Class 529-F-1	82,764	1,635		50.62
Class R-1	151,450	3,000		50.49
Class R-2	734,269	14,548		50.47
Class R-2E	1,073	21		50.56
Class R-3	2,237,236	44,214		50.60
Class R-4	2,289,234	45,226		50.62
Class R-5E	10	—	*	50.69
Class R-5	1,914,258	37,726		50.74
Class R-6	6,589,499	129,916		50.72

*Amount less than one thousand.

See Notes to Financial Statements

Fundamental Investors	15

Statement of operations for the year ended December 31, 2015	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $17,654; also includes $22,062 from affiliates)	$1,503,298
Interest	5,104	$1,508,402
Fees and expenses*:
Investment advisory services	179,003
Distribution services	178,902
Transfer agent services	68,740
Administrative services	18,418
Reports to shareholders	2,615
Registration statement and prospectus	2,114
Trustees’ compensation	521
Auditing and legal	706
Custodian	1,348
Other	2,318	454,685
Net investment income		1,053,717

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (includes $175,871 net loss from affiliates)	3,180,213
Currency transactions	(4,075)	3,176,138
Net unrealized (depreciation) appreciation on:
Investments	(1,817,693)
Currency translations	220	(1,817,473)
Net realized gain and unrealized depreciation		1,358,665
Net increase in net assets resulting from operations		$2,412,382

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended December 31
	2015	2014
Operations:
Net investment income	$1,053,717	$1,255,851
Net realized gain	3,176,138	5,202,676
Net unrealized depreciation	(1,817,473)	(489,086)
Net increase in net assets resulting from operations	2,412,382	5,969,441

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,043,315)	(1,225,000)
Distributions from net realized gain on investments	(3,203,313)	(4,617,443)
Total dividends and distributions paid to shareholders	(4,246,628)	(5,842,443)

Net capital share transactions	2,915,001	3,879,609

Total increase in net assets	1,080,755	4,006,607

Net assets:
Beginning of year	71,683,619	67,677,012
End of year (including undistributed net investment income: $191,802 and $174,637, respectively)	$72,764,374	$71,683,619

See Notes to Financial Statements

16	Fundamental Investors

Notes to financial statements

1. Organization

American Funds Fundamental Investors (the “trust”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, Fundamental Investors (the “fund”). The fund seeks long-term growth of capital and income.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

On November 20, 2015, the fund made an additional retirement plan share class (Class R-5E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP“). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fundamental Investors	17

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment

18	Fundamental Investors

adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$13,344,799	$177,743	$—	$13,522,542
Information technology	11,786,095	1,330,731	—	13,116,826
Financials	10,120,363	709,987	—	10,830,350
Health care	8,040,956	596,326	—	8,637,282
Consumer staples	7,826,352	518,851	—	8,345,203
Industrials	7,091,701	400,197	—	7,491,898
Energy	4,574,521	502,131	—	5,076,652
Materials	2,097,035	—	—	2,097,035
Other	475,011	188,475	—	663,486
Miscellaneous	284,220	—	—	284,220
Short-term securities	—	2,712,275	—	2,712,275
Total	$65,641,053	$7,136,716	$—	$72,777,769

*	Securities with a value of $4,424,441,000, which represented 6.08% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

Fundamental Investors	19

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2012, by state tax authorities for tax years before 2011 and by tax authorities outside the U.S. for tax years before 2008.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily

20	Fundamental Investors

to different treatment for items such as currency gains and losses; and short-term capital gains and losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2015, the fund reclassified $6,835,000 from undistributed net realized gain to undistributed net investment income, $72,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $220,193,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2015, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$215,856
Undistributed long-term capital gains	588,153
Gross unrealized appreciation on investment securities	23,452,162
Gross unrealized depreciation on investment securities	(1,560,045)
Net unrealized appreciation on investment securities	21,892,117
Cost of investment securities	50,885,652

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended December 31, 2015						Year ended December 31, 2014
					Total					Total
					dividends and					dividends and
	Ordinary		Long-term		distributions		Ordinary		Long-term	distributions
Share class	income		capital gains		paid		income		capital gains	paid
Class A	$648,551		$1,960,261		$2,608,812		$764,791		$2,831,568	$3,596,359
Class B	1,371		9,638		11,009		3,340		22,585	25,925
Class C	16,060		107,683		123,743		23,666		157,991	181,657
Class F-1	66,483		211,242		277,725		84,501		315,661	400,162
Class F-2	70,402		189,640		260,042		69,169		243,008	312,177
Class 529-A	24,279		78,648		102,927		28,473		111,375	139,848
Class 529-B	89		839		928		248		1,972	2,220
Class 529-C	2,633		19,903		22,536		3,983		28,643	32,626
Class 529-E	818		3,204		4,022		1,021		4,643	5,664
Class 529-F-1	1,260		3,529		4,789		1,388		4,820	6,208
Class R-1	1,017		6,895		7,912		1,646		10,954	12,600
Class R-2	5,296		33,102		38,398		7,959		51,351	59,310
Class R-2E1	6		31		37		—	[2]	1	1
Class R-3	26,052		103,305		129,357		37,696		172,538	210,234
Class R-4	34,218		105,231		139,449		46,617		175,597	222,214
Class R-5E3	—	[2]	—	[2]	—	[2]
Class R-5	33,213		85,152		118,365		39,475		128,126	167,601
Class R-6	111,567		285,010		396,577		111,027		356,610	467,637
Total	$1,043,315		$3,203,313		$4,246,628		$1,225,000		$4,617,443	$5,842,443

[1]	Class R-2E shares were offered beginning August 29, 2014.
[2]	Amount less than one thousand.
[3]	Class R-5E shares were offered beginning November 20, 2015.

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.390% on the first $1 billion of daily net assets

Fundamental Investors	21

and decreasing to 0.230% on such assets in excess of $71 billion. For the year ended December 31, 2015, the investment advisory services fee was $179,003,000, which was equivalent to an annualized rate of 0.246% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

22	Fundamental Investors

For the year ended December 31, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$105,159	$45,080		$4,461		Not applicable
Class B	2,560	260		Not applicable		Not applicable
Class C	24,420	2,452		1,223		Not applicable
Class F-1	11,956	5,452		2,391		Not applicable
Class F-2	Not applicable	4,255		2,102		Not applicable
Class 529-A	3,913	1,546		891		$1,579
Class 529-B	224	22		11		20
Class 529-C	4,486	416		226		401
Class 529-E	364	33		37		65
Class 529-F-1	—	69		40		70
Class R-1	1,615	162		81		Not applicable
Class R-2	5,738	2,303		384		Not applicable
Class R-2E	1	—	*	—	*	Not applicable
Class R-3	12,228	3,491		1,224		Not applicable
Class R-4	6,238	2,268		1,247		Not applicable
Class R-5E†	Not applicable	—	*	—	*	Not applicable
Class R-5	Not applicable	909		984		Not applicable
Class R-6	Not applicable	22		3,116		Not applicable
Total class-specific expenses	$178,902	$68,740		$18,418		$2,135

*	Amount less than one thousand.
†	Class R-5E shares were offered beginning November 20, 2015.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $521,000 in the fund’s statement of operations includes $402,000 in current fees (either paid in cash or deferred) and a net increase of $119,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Fundamental Investors	23

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2015

Class A	$3,775,879	72,112		$2,560,866	50,144	$(4,548,531)	(86,784)	$1,788,214	35,472
Class B	3,274	62		10,952	215	(153,198)	(2,919)	(138,972)	(2,642)
Class C	351,791	6,746		122,242	2,408	(418,811)	(8,026)	55,222	1,128
Class F-1	795,630	15,159		275,791	5,404	(899,255)	(17,150)	172,166	3,413
Class F-2	1,154,329	22,042		248,911	4,876	(819,817)	(15,681)	583,423	11,237
Class 529-A	186,084	3,554		102,916	2,018	(189,844)	(3,623)	99,156	1,949
Class 529-B	446	9		927	18	(13,717)	(261)	(12,344)	(234)
Class 529-C	52,773	1,009		22,526	443	(57,658)	(1,102)	17,641	350
Class 529-E	7,474	143		4,020	79	(9,211)	(176)	2,283	46
Class 529-F-1	19,418	372		4,789	94	(15,585)	(298)	8,622	168
Class R-1	24,667	474		7,900	156	(44,679)	(857)	(12,112)	(227)
Class R-2	158,238	3,036		38,372	756	(233,513)	(4,478)	(36,903)	(686)
Class R-2E	1,070	20		36	1	(1)	— [2]	1,105	21
Class R-3	402,063	7,693		129,235	2,536	(865,867)	(16,596)	(334,569)	(6,367)
Class R-4	438,112	8,366		139,394	2,733	(883,641)	(16,882)	(306,135)	(5,783)
Class R-5E3	10	—	[2]	—	—	—	—	10	— [2]
Class R-5	343,202	6,544		118,303	2,314	(479,390)	(9,136)	(17,885)	(278)
Class R-6	1,536,959	29,450		395,776	7,751	(886,656)	(17,020)	1,046,079	20,181
Total net increase (decrease)	$9,251,419	176,791		$4,182,956	81,946	$(10,519,374)	(200,989)	$2,915,001	57,748

Year ended December 31, 2014

Class A	$3,350,182	63,503		$3,529,145	67,435	$(4,850,703)	(91,700)	$2,028,624	39,238
Class B	4,981	95		25,761	494	(168,496)	(3,202)	(137,754)	(2,613)
Class C	313,800	5,979		179,147	3,441	(408,310)	(7,765)	84,637	1,655
Class F-1	791,791	15,055		397,300	7,599	(1,779,319)	(33,155)	(590,228)	(10,501)
Class F-2	1,773,938	32,939		297,943	5,689	(589,626)	(11,124)	1,482,255	27,504
Class 529-A	179,223	3,397		139,822	2,675	(169,583)	(3,198)	149,462	2,874
Class 529-B	826	16		2,219	42	(14,745)	(279)	(11,700)	(221)
Class 529-C	51,160	971		32,617	625	(55,441)	(1,048)	28,336	548
Class 529-E	7,578	144		5,664	109	(8,144)	(154)	5,098	99
Class 529-F-1	15,714	296		6,198	119	(12,887)	(245)	9,025	170
Class R-1	25,552	485		12,581	242	(42,697)	(808)	(4,564)	(81)
Class R-2	151,803	2,890		59,273	1,139	(199,925)	(3,800)	11,151	229
Class R-2E4	10	—	[2]	—	—	—	—	10	— [2]
Class R-3	435,871	8,287		210,119	4,026	(823,455)	(15,617)	(177,465)	(3,304)
Class R-4	483,181	9,170		222,203	4,256	(907,827)	(17,183)	(202,443)	(3,757)
Class R-5	410,325	7,784		167,445	3,198	(565,911)	(10,759)	11,859	223
Class R-6	1,288,984	24,539		467,630	8,928	(563,308)	(10,617)	1,193,306	22,850
Total net increase (decrease)	$9,284,919	175,550		$5,755,067	110,017	$(11,160,377)	(210,654)	$3,879,609	74,913

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-5E shares were offered beginning November 20, 2015.
[4]	Class R-2E shares were offered beginning August 29, 2014.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $18,815,478,000 and $18,417,245,000, respectively, during the year ended December 31, 2015.

24	Fundamental Investors

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets[2]
Class A:
Year ended 12/31/2015	$52.06	$.77	$.97	$1.74	$(.77)	$(2.32)	$(3.09)	$50.71	3.38%	$44,596	.60%	1.47%
Year ended 12/31/2014	51.97	.98	3.63	4.61	(.96)	(3.56)	(4.52)	52.06	8.96	43,929	.61	1.85
Year ended 12/31/2013	40.78	.63	12.13	12.76	(.65)	(.92)	(1.57)	51.97	31.49	41,820	.63	1.35
Year ended 12/31/2012	35.39	.64	5.40	6.04	(.65)	—	(.65)	40.78	17.14	32,568	.65	1.66
Year ended 12/31/2011	36.70	.60	(1.29)	(.69)	(.62)	—	(.62)	35.39	(1.89)	30,176	.63	1.62
Class B:
Year ended 12/31/2015	51.95	.37	.97	1.34	(.33)	(2.32)	(2.65)	50.64	2.61	190	1.36	.70
Year ended 12/31/2014	51.86	.61	3.57	4.18	(.53)	(3.56)	(4.09)	51.95	8.13	333	1.37	1.16
Year ended 12/31/2013	40.68	.27	12.11	12.38	(.28)	(.92)	(1.20)	51.86	30.53	468	1.39	.59
Year ended 12/31/2012	35.30	.34	5.39	5.73	(.35)	—	(.35)	40.68	16.25	465	1.41	.89
Year ended 12/31/2011	36.60	.31	(1.28)	(.97)	(.33)	—	(.33)	35.30	(2.64)	545	1.40	.85
Class C:
Year ended 12/31/2015	51.83	.35	.97	1.32	(.35)	(2.32)	(2.67)	50.48	2.56	2,435	1.40	.67
Year ended 12/31/2014	51.77	.55	3.60	4.15	(.53)	(3.56)	(4.09)	51.83	8.08	2,441	1.41	1.05
Year ended 12/31/2013	40.63	.25	12.09	12.34	(.28)	(.92)	(1.20)	51.77	30.44	2,352	1.43	.54
Year ended 12/31/2012	35.26	.33	5.38	5.71	(.34)	—	(.34)	40.63	16.21	1,852	1.45	.86
Year ended 12/31/2011	36.56	.30	(1.28)	(.98)	(.32)	—	(.32)	35.26	(2.67)	1,804	1.44	.82
Class F-1:
Year ended 12/31/2015	52.03	.74	.97	1.71	(.73)	(2.32)	(3.05)	50.69	3.33	4,819	.67	1.40
Year ended 12/31/2014	51.95	.96	3.60	4.56	(.92)	(3.56)	(4.48)	52.03	8.87	4,769	.66	1.81
Year ended 12/31/2013	40.76	.59	12.14	12.73	(.62)	(.92)	(1.54)	51.95	31.42	5,306	.70	1.27
Year ended 12/31/2012	35.37	.64	5.39	6.03	(.64)	—	(.64)	40.76	17.12	4,503	.66	1.65
Year ended 12/31/2011	36.68	.59	(1.29)	(.70)	(.61)	—	(.61)	35.37	(1.92)	4,285	.67	1.60
Class F-2:
Year ended 12/31/2015	52.04	.88	.97	1.85	(.87)	(2.32)	(3.19)	50.70	3.61	4,389	.41	1.67
Year ended 12/31/2014	51.96	1.06	3.66	4.72	(1.08)	(3.56)	(4.64)	52.04	9.17	3,921	.40	1.99
Year ended 12/31/2013	40.77	.74	12.13	12.87	(.76)	(.92)	(1.68)	51.96	31.80	2,485	.41	1.58
Year ended 12/31/2012	35.39	.76	5.37	6.13	(.75)	—	(.75)	40.77	17.39	1,521	.41	1.96
Year ended 12/31/2011	36.70	.68	(1.29)	(.61)	(.70)	—	(.70)	35.39	(1.67)	915	.42	1.85
Class 529-A:
Year ended 12/31/2015	52.00	.72	.97	1.69	(.72)	(2.32)	(3.04)	50.65	3.28	1,795	.70	1.37
Year ended 12/31/2014	51.92	.93	3.62	4.55	(.91)	(3.56)	(4.47)	52.00	8.85	1,742	.70	1.75
Year ended 12/31/2013	40.74	.59	12.12	12.71	(.61)	(.92)	(1.53)	51.92	31.39	1,590	.72	1.26
Year ended 12/31/2012	35.36	.61	5.39	6.00	(.62)	—	(.62)	40.74	17.03	1,183	.73	1.59
Year ended 12/31/2011	36.67	.57	(1.29)	(.72)	(.59)	—	(.59)	35.36	(1.97)	977	.71	1.55
Class 529-B:
Year ended 12/31/2015	52.05	.30	.98	1.28	(.25)	(2.32)	(2.57)	50.76	2.49	17	1.49	.57
Year ended 12/31/2014	51.95	.54	3.58	4.12	(.46)	(3.56)	(4.02)	52.05	7.97	29	1.49	1.02
Year ended 12/31/2013	40.75	.21	12.13	12.34	(.22)	(.92)	(1.14)	51.95	30.36	41	1.52	.46
Year ended 12/31/2012	35.36	.29	5.39	5.68	(.29)	—	(.29)	40.75	16.09	41	1.54	.76
Year ended 12/31/2011	36.66	.27	(1.28)	(1.01)	(.29)	—	(.29)	35.36	(2.74)	48	1.51	.74

See page 27 for footnotes.

Fundamental Investors	25

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class 529-C:
Year ended 12/31/2015	$51.95	$.31	$.97	$1.28	$(.31)	$(2.32)	$(2.63)	$50.60	2.48%	$451		1.48%		.59%
Year ended 12/31/2014	51.88	.51	3.62	4.13	(.50)	(3.56)	(4.06)	51.95	7.99	445		1.49		.97
Year ended 12/31/2013	40.71	.22	12.11	12.33	(.24)	(.92)	(1.16)	51.88	30.37	416		1.51		.47
Year ended 12/31/2012	35.34	.30	5.38	5.68	(.31)	—	(.31)	40.71	16.09	319		1.53		.79
Year ended 12/31/2011	36.64	.28	(1.28)	(1.00)	(.30)	—	(.30)	35.34	(2.72)	273		1.51		.76
Class 529-E:
Year ended 12/31/2015	51.96	.59	.97	1.56	(.59)	(2.32)	(2.91)	50.61	3.04	73		.94		1.13
Year ended 12/31/2014	51.89	.80	3.61	4.41	(.78)	(3.56)	(4.34)	51.96	8.58	72		.94		1.51
Year ended 12/31/2013	40.71	.47	12.13	12.60	(.50)	(.92)	(1.42)	51.89	31.10	67		.96		1.02
Year ended 12/31/2012	35.34	.52	5.37	5.89	(.52)	—	(.52)	40.71	16.73	50		.98		1.34
Year ended 12/31/2011	36.65	.47	(1.29)	(.82)	(.49)	—	(.49)	35.34	(2.23)	42		.98		1.29
Class 529-F-1:
Year ended 12/31/2015	51.97	.83	.97	1.80	(.83)	(2.32)	(3.15)	50.62	3.51	83		.48		1.59
Year ended 12/31/2014	51.89	1.04	3.63	4.67	(1.03)	(3.56)	(4.59)	51.97	9.10	76		.48		1.96
Year ended 12/31/2013	40.71	.69	12.12	12.81	(.71)	(.92)	(1.63)	51.89	31.70	67		.51		1.47
Year ended 12/31/2012	35.33	.69	5.39	6.08	(.70)	—	(.70)	40.71	17.25	48		.52		1.79
Year ended 12/31/2011	36.65	.65	(1.30)	(.65)	(.67)	—	(.67)	35.33	(1.75)	40		.50		1.77
Class R-1:
Year ended 12/31/2015	51.83	.35	.97	1.32	(.34)	(2.32)	(2.66)	50.49	2.55	151		1.40		.66
Year ended 12/31/2014	51.77	.56	3.60	4.16	(.54)	(3.56)	(4.10)	51.83	8.08	167		1.41		1.06
Year ended 12/31/2013	40.62	.26	12.09	12.35	(.28)	(.92)	(1.20)	51.77	30.50	171		1.41		.57
Year ended 12/31/2012	35.26	.34	5.37	5.71	(.35)	—	(.35)	40.62	16.22	146		1.42		.88
Year ended 12/31/2011	36.56	.31	(1.28)	(.97)	(.33)	—	(.33)	35.26	(2.65)	142		1.43		.84
Class R-2:
Year ended 12/31/2015	51.82	.37	.97	1.34	(.37)	(2.32)	(2.69)	50.47	2.61	734		1.35		.72
Year ended 12/31/2014	51.76	.57	3.60	4.17	(.55)	(3.56)	(4.11)	51.82	8.11	790		1.38		1.08
Year ended 12/31/2013	40.62	.29	12.08	12.37	(.31)	(.92)	(1.23)	51.76	30.55	777		1.36		.62
Year ended 12/31/2012	35.26	.35	5.37	5.72	(.36)	—	(.36)	40.62	16.24	630		1.40		.91
Year ended 12/31/2011	36.56	.31	(1.28)	(.97)	(.33)	—	(.33)	35.26	(2.64)	589		1.41		.85
Class R-2E:
Year ended 12/31/2015	52.03	.69	.90	1.59	(.74)	(2.32)	(3.06)	50.56	3.09	1		1.13		1.37
Period from 8/29/2014 to 12/31/2014[4,5]	55.04	.27	.52	.79	(.74)	(3.06)	(3.80)	52.03	1.40 [6,7]	—	[8]	.17	[6,7]	.50	[6,7]
Class R-3:
Year ended 12/31/2015	51.94	.59	.97	1.56	(.58)	(2.32)	(2.90)	50.60	3.03	2,237		.95		1.12
Year ended 12/31/2014	51.87	.80	3.60	4.40	(.77)	(3.56)	(4.33)	51.94	8.56	2,627		.96		1.51
Year ended 12/31/2013	40.70	.48	12.11	12.59	(.50)	(.92)	(1.42)	51.87	31.09	2,795		.96		1.02
Year ended 12/31/2012	35.32	.52	5.39	5.91	(.53)	—	(.53)	40.70	16.78	2,367		.96		1.35
Year ended 12/31/2011	36.63	.48	(1.29)	(.81)	(.50)	—	(.50)	35.32	(2.22)	2,146		.96		1.30

26	Fundamental Investors

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class R-4:
Year ended 12/31/2015	$51.96	$.75	$.97	$1.72	$(.74)	$(2.32)	$(3.06)	$50.62	3.36%	$2,289		.65%		1.42%
Year ended 12/31/2014	51.88	.96	3.61	4.57	(.93)	(3.56)	(4.49)	51.96	8.90	2,651		.66		1.82
Year ended 12/31/2013	40.71	.61	12.12	12.73	(.64)	(.92)	(1.56)	51.88	31.47	2,842		.66		1.32
Year ended 12/31/2012	35.33	.64	5.39	6.03	(.65)	—	(.65)	40.71	17.13	2,390		.66		1.65
Year ended 12/31/2011	36.64	.59	(1.30)	(.71)	(.60)	—	(.60)	35.33	(1.92)	2,123		.66		1.60
Class R-5E:
Period from 11/20/2015 to 12/31/2015[4,9]	53.80	.11	(1.16)	(1.05)	(.35)	(1.71)	(2.06)	50.69	(1.95)[7]	—	[8]	.05	[7]	.21	[7]
Class R-5:
Year ended 12/31/2015	52.08	.90	.98	1.88	(.90)	(2.32)	(3.22)	50.74	3.66	1,914		.35		1.72
Year ended 12/31/2014	51.99	1.13	3.62	4.75	(1.10)	(3.56)	(4.66)	52.08	9.23	1,979		.35		2.12
Year ended 12/31/2013	40.79	.76	12.14	12.90	(.78)	(.92)	(1.70)	51.99	31.87	1,964		.36		1.62
Year ended 12/31/2012	35.40	.75	5.40	6.15	(.76)	—	(.76)	40.79	17.47	1,516		.36		1.95
Year ended 12/31/2011	36.71	.70	(1.30)	(.60)	(.71)	—	(.71)	35.40	(1.62)	1,394		.36		1.89
Class R-6:
Year ended 12/31/2015	52.06	.93	.97	1.90	(.92)	(2.32)	(3.24)	50.72	3.71	6,590		.31		1.77
Year ended 12/31/2014	51.98	1.12	3.64	4.76	(1.12)	(3.56)	(4.68)	52.06	9.27	5,713		.31		2.12
Year ended 12/31/2013	40.78	.79	12.13	12.92	(.80)	(.92)	(1.72)	51.98	31.95	4,516		.31		1.68
Year ended 12/31/2012	35.39	.79	5.38	6.17	(.78)	—	(.78)	40.78	17.53	2,409		.31		2.03
Year ended 12/31/2011	36.70	.72	(1.30)	(.58)	(.73)	—	(.73)	35.39	(1.57)	1,421		.31		1.97

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate for all share classes	27%	29%	34%	28%	28%

[1]	Based on average shares outstanding.
[2]	For the year ended December 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.27 and .51 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Class R-2E shares were offered beginning August 29, 2014.
[6]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[7]	Not annualized.
[8]	Amount less than $1 million.
[9]	Class R-5E shares were offered beginning November 20, 2015.

See Notes to Financial Statements

Fundamental Investors	27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Fundamental Investors — Fundamental Investors:

We have audited the accompanying statement of assets and liabilities of American Funds Fundamental Investors – Fundamental Investors (the “Fund”), including the summary investment portfolio, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Fundamental Investors — Fundamental Investors as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
February 10, 2016

28	Fundamental Investors

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2015, through December 31, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fundamental Investors	29

	Beginning account value 7/1/2015	Ending account value 12/31/2015	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$1,004.21	$3.03	.60%
Class A - assumed 5% return	1,000.00	1,022.18	3.06	.60
Class B - actual return	1,000.00	1,000.39	6.91	1.37
Class B - assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class C - actual return	1,000.00	1,000.36	7.11	1.41
Class C - assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class F-1 - actual return	1,000.00	1,004.12	3.38	.67
Class F-1 - assumed 5% return	1,000.00	1,021.83	3.41	.67
Class F-2 - actual return	1,000.00	1,005.38	2.07	.41
Class F-2 - assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 529-A - actual return	1,000.00	1,003.78	3.59	.71
Class 529-A - assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 529-B - actual return	1,000.00	1,000.02	7.56	1.50
Class 529-B - assumed 5% return	1,000.00	1,017.64	7.63	1.50
Class 529-C - actual return	1,000.00	999.91	7.51	1.49
Class 529-C - assumed 5% return	1,000.00	1,017.69	7.58	1.49
Class 529-E - actual return	1,000.00	1,002.53	4.74	.94
Class 529-E - assumed 5% return	1,000.00	1,020.47	4.79	.94
Class 529-F-1 - actual return	1,000.00	1,005.01	2.48	.49
Class 529-F-1 - assumed 5% return	1,000.00	1,022.74	2.50	.49
Class R-1 - actual return	1,000.00	1,000.26	7.11	1.41
Class R-1 - assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class R-2 - actual return	1,000.00	1,000.52	6.96	1.38
Class R-2 - assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class R-2E - actual return	1,000.00	1,001.75	5.85	1.16
Class R-2E - assumed 5% return	1,000.00	1,019.36	5.90	1.16
Class R-3 - actual return	1,000.00	1,002.59	4.85	.96
Class R-3 - assumed 5% return	1,000.00	1,020.37	4.89	.96
Class R-4 - actual return	1,000.00	1,004.15	3.33	.66
Class R-4 - assumed 5% return	1,000.00	1,021.88	3.36	.66
Class R-5E - actual return†	1,000.00	980.50	.51	.46
Class R-5E - assumed 5% return†	1,000.00	1,022.89	2.35	.46
Class R-5 - actual return	1,000.00	1,005.67	1.77	.35
Class R-5 - assumed 5% return	1,000.00	1,023.44	1.79	.35
Class R-6 - actual return	1,000.00	1,005.83	1.57	.31
Class R-6 - assumed 5% return	1,000.00	1,023.64	1.58	.31

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on November 20, 2015. The “assumed 5% return” line is based on 184 days.

30	Fundamental Investors

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2015:

Long-term capital gains	$3,423,506,000
Qualified dividend income	100%
Corporate dividends received deduction	$834,013,000
U.S. government income that may be exempt from state taxation	$1,383,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2016, to determine the calendar year amounts to be included on their 2015 tax returns. Shareholders should consult their tax advisors.

Fundamental Investors	31

Approval of Investment Advisory and Service Agreement

Fundamental Investors board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2016. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of pursuing long-term growth of capital and income. They compared the fund’s investment results with those of other funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through March 31, 2015. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Growth and Income Funds Index and the Standard & Poor’s 500 Composite Index. They noted that the investment results of the fund generally compared favorably to those of these indexes for the lifetime period, 20-year period and 10-year period, and were mixed for shorter periods. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Growth and Income Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

32	Fundamental Investors

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Fundamental Investors	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Ronald P. Badie, 1942	2008	Retired; former Vice Chairman, Deutsche Bank Alex. Brown (retired 2002)	3	Amphenol Corporation; Nautilus, Inc.
Joseph C. Berenato, 1946	2003	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	15	Ducommun Incorporated
Louise H. Bryson, 1944	2008	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Robert J. Denison, 1941	2005	Chair, First Security Management (private investment)	6	None
Mary Anne Dolan, 1947 Chairman of the Board (Independent and Non-Executive)	2010	Founder and President, MAD Ink (communications company)	10	None
John G. Freund, 1953	2010	Founder and Managing Director, Skyline Ventures (venture capital investor in health care companies)	3	Collegium Pharmaceutical, Inc.; Proteon Therapeutics, Inc.; Tetraphase Pharmaceuticals, Inc.; XenoPort, Inc.
Linda Griego, 1947	2015	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM Technology Corporation; CBS Corporation
Leonade D. Jones, 1947	1998	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William H. Kling, 1942	2010	President Emeritus and former CEO, American Public Media	10	None
Christopher E. Stone, 1956	2010	President, Open Society Foundations; former Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University	6	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Dina N. Perry, 1945 Vice Chairman of the Board	1994	Partner – Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	1	None
Brady L. Enright, 1967 President	2015	Partner – Capital World Investors, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	Fundamental Investors

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Paul F. Roye, 1953 Executive Vice President	2012	Director, Capital Research and Management Company; Senior Vice President – Fund Business Management Group, Capital Research and Management Company
Michael T. Kerr, 1959 Senior Vice President	1995	Partner – Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Martin Romo, 1967 Senior Vice President	1999	Director, Capital Research and Management Company; Partner – Capital World Investors, Capital Research and Management Company; President and Director, Capital Research Company;[6] Director, The Capital Group Companies, Inc.[6]
Walter R. Burkley, 1966 Vice President	2010	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[6]
Mark L. Casey, 1970 Vice President	2008	Partner – Capital World Investors, Capital Research and Management Company
Ronald B. Morrow, 1945 Vice President	2004	Partner – Capital World Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Vice President – Fund Business Management Group, Capital Research and Management Company
Jeffrey P. Regal, 1971 Treasurer	2006	Vice President – Investment Operations, Capital Research and Management Company
Julie E. Lawton, 1973 Assistant Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President – Investment Operations, Capital Research and Management Company
Neal F. Wellons, 1971 Assistant Treasurer	2010	Vice President – Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed, except Mark L. Casey, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

Fundamental Investors	35

Office of the fund
6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
Dechert LLP
One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	Fundamental Investors

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2015, portfolio of Fundamental Investors’ investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Fundamental Investors files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Fundamental Investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2016, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Ronald P. Badie, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2014	$93,000
2015	$95,000

b) Audit-Related Fees:
2014	$15,000
2015	$22,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$9,000
2015	$8,000

The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2014	None
2015	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2014	$927,000
2015	$1,183,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$33,000
2015	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2014	$3,000
2015	$5,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,286,000 for fiscal year 2014 and $1,489,000 for fiscal year 2015. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Fundamental Investors®
Investment portfolio
December 31, 2015
Common stocks 96.29% Consumer discretionary 18.58%	Shares	Value (000)
Amazon.com, Inc.[1]	4,906,800	$3,316,457
Home Depot, Inc.	13,815,000	1,827,034
Comcast Corp., Class A	31,337,000	1,768,347
Twenty-First Century Fox, Inc., Class A	29,125,000	791,035
McDonald’s Corp.	6,351,000	750,307
Walt Disney Co.	7,140,000	750,271
Target Corp.	7,615,000	552,925
Expedia, Inc.	3,980,000	494,714
Time Warner Inc.	7,530,000	486,965
Las Vegas Sands Corp.	10,100,000	442,784
Newell Rubbermaid Inc.	6,335,000	279,247
NIKE, Inc., Class B	3,560,000	222,500
CBS Corp., Class B	4,480,000	211,142
Viacom Inc., Class B	5,000,000	205,800
Johnson Controls, Inc.	5,000,000	197,450
Lowe’s Companies, Inc.	2,556,800	194,419
Macy’s, Inc.	5,400,000	188,892
Starbucks Corp.	3,070,000	184,292
Naspers Ltd., Class N2	1,300,000	177,743
Charter Communications, Inc., Class A1	838,000	153,438
Priceline Group Inc.[1]	120,000	152,994
Liberty Global PLC, Class C1	2,353,511	95,953
Liberty Global PLC, Class A1	863,679	36,585
Ralph Lauren Corp., Class A	370,000	41,248
		13,522,542
Information technology 18.03%
Microsoft Corp.	63,465,000	3,521,039
Avago Technologies Ltd.	10,959,632	1,590,791
Texas Instruments Inc.	16,850,300	923,565
Alphabet Inc., Class C1	754,317	572,436
Alphabet Inc., Class A1	442,800	344,503
Taiwan Semiconductor Manufacturing Co., Ltd.[2]	174,405,000	752,571
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	4,009,800	91,223
Intel Corp.	22,130,173	762,384
ASML Holding NV2	4,555,030	405,928
ASML Holding NV (New York registered)	3,036,000	269,506
Visa Inc., Class A	8,420,000	652,971
Apple Inc.	4,150,000	436,829
salesforce.com, inc.[1]	4,670,000	366,128
Intuit Inc.	3,760,000	362,840
Baidu, Inc., Class A (ADR)[1]	1,890,000	357,286
Amphenol Corp., Class A	6,750,000	352,552
Analog Devices, Inc.	4,999,000	276,545
International Business Machines Corp.	1,800,000	247,716
MasterCard Inc., Class A	2,500,000	243,400
Cisco Systems, Inc.	8,000,000	217,240
Fundamental Investors — Page 1 of 5

Common stocks Information technology (continued)	Shares	Value (000)
Murata Manufacturing Co., Ltd.[2]	1,200,000	$172,232
TE Connectivity Ltd.	1,955,000	126,312
KLA-Tencor Corp.	825,140	57,223
Facebook, Inc., Class A1	130,000	13,606
		13,116,826
Financials 14.88%
Wells Fargo & Co.	28,680,916	1,559,095
JPMorgan Chase & Co.	19,000,000	1,254,570
Berkshire Hathaway Inc., Class A1	4,555	900,979
SunTrust Banks, Inc.	14,903,987	638,487
Capital One Financial Corp.	8,712,000	628,832
CME Group Inc., Class A	6,731,437	609,868
Citigroup Inc.	10,000,000	517,500
ACE Ltd.	4,350,000	508,298
American Express Co.	6,495,000	451,727
Goldman Sachs Group, Inc.	2,438,200	439,437
Legal & General Group PLC[2]	109,784,921	432,971
PNC Financial Services Group, Inc.	3,991,000	380,382
Crown Castle International Corp.	3,557,039	307,506
Discover Financial Services	5,730,000	307,243
American International Group, Inc.	4,666,700	289,195
BlackRock, Inc.	795,000	270,713
Weyerhaeuser Co.[1]	9,000,107	269,823
CNO Financial Group, Inc.[3]	11,900,000	227,171
American Tower Corp.	2,000,000	193,900
Svenska Handelsbanken AB, Class A2	11,460,000	151,271
KeyCorp	11,100,000	146,409
Aegon NV2	22,277,585	125,745
Equinix, Inc.	385,174	116,477
Iron Mountain Inc.	2,016,229	54,458
HDFC Bank Ltd. (ADR)	396,000	24,394
Moody’s Corp.	120,000	12,041
Arch Capital Group Ltd.[1]	170,000	11,858
		10,830,350
Health care 11.87%
Express Scripts Holding Co.[1]	12,050,000	1,053,291
Medtronic PLC	12,040,000	926,117
Merck & Co., Inc.	16,710,000	882,622
UnitedHealth Group Inc.	5,501,500	647,197
Bristol-Myers Squibb Co.	8,600,000	591,594
Vertex Pharmaceuticals Inc.[1]	4,675,000	588,255
Boston Scientific Corp.[1]	25,005,000	461,092
Thermo Fisher Scientific Inc.	3,100,000	439,735
Aetna Inc.	3,860,000	417,343
Regeneron Pharmaceuticals, Inc.[1]	759,000	412,038
Gilead Sciences, Inc.	3,418,790	345,947
Johnson & Johnson	3,100,000	318,432
Novartis AG2	3,300,000	282,073
Pfizer Inc.	8,565,000	276,478
Humana Inc.	1,190,000	212,427
AstraZeneca PLC[2]	2,610,000	176,459
Abbott Laboratories	3,456,771	155,244
Baxalta Inc.	3,751,755	146,431
Fundamental Investors — Page 2 of 5

Common stocks Health care (continued)	Shares	Value (000)
Hologic, Inc.[1]	3,565,000	$137,930
Roche Holding AG, non-registered shares, non-voting[2]	500,000	137,794
Baxter International Inc.	754,457	28,783
		8,637,282
Consumer staples 11.47%
Philip Morris International Inc.	26,535,000	2,332,692
Coca-Cola Co.	28,435,000	1,221,568
Reynolds American Inc.	15,598,140	719,854
Kroger Co.	15,594,000	652,297
Procter & Gamble Co.	8,175,000	649,177
Walgreens Boots Alliance, Inc.	5,856,000	498,668
Altria Group, Inc.	6,310,000	367,305
Kraft Heinz Co.	4,900,000	356,524
British American Tobacco PLC[2]	5,905,000	327,958
Campbell Soup Co.	6,000,000	315,300
Costco Wholesale Corp.	1,700,000	274,550
CVS Health Corp.	2,320,000	226,826
Diageo PLC[2]	7,000,000	190,893
Coca-Cola Enterprises, Inc.	2,150,000	105,866
Pinnacle Foods Inc.	2,490,000	105,725
		8,345,203
Industrials 10.30%
General Electric Co.	41,830,000	1,303,004
Boeing Co.	8,320,000	1,202,989
Lockheed Martin Corp.	2,953,200	641,287
Union Pacific Corp.	5,890,000	460,598
Parker-Hannifin Corp.	4,550,000	441,259
Rockwell Automation	3,500,000	359,135
Northrop Grumman Corp.	1,640,000	309,648
Deere & Co.	4,000,000	305,080
TransDigm Group Inc.[1]	1,310,000	299,270
Caterpillar Inc.	4,275,000	290,529
Honeywell International Inc.	2,400,000	248,568
Norfolk Southern Corp.	1,934,600	163,648
Grafton Group PLC, units[2,3]	15,037,000	163,642
Masco Corp.	5,717,235	161,798
Ryanair Holdings PLC (ADR)	1,803,750	155,952
Republic Services, Inc.	3,500,000	153,965
Ingersoll-Rand PLC	2,500,000	138,225
KAR Auction Services, Inc.	3,500,000	129,605
Fastenal Co.	3,100,000	126,542
Cummins Inc.	1,430,300	125,881
MTU Aero Engines AG2	1,120,089	109,187
Waste Management, Inc.	1,400,000	74,718
Airbus Group SE, non-registered shares[2]	975,000	65,465
Meggitt PLC[2]	11,223,014	61,903
		7,491,898
Energy 6.98%
ConocoPhillips	14,210,000	663,465
Chevron Corp.	5,476,137	492,633
Royal Dutch Shell PLC, Class B (ADR)	4,663,834	214,723
Royal Dutch Shell PLC, Class B2	6,500,000	148,423
Fundamental Investors — Page 3 of 5

Common stocks Energy (continued)	Shares	Value (000)
Royal Dutch Shell PLC, Class A (ADR)	89,400	$4,093
Concho Resources Inc.[1]	3,630,000	337,082
Enbridge Inc. (CAD denominated)	9,721,391	323,180
EOG Resources, Inc.	4,395,000	311,122
Schlumberger Ltd.	4,350,000	303,412
Baker Hughes Inc.	6,458,300	298,050
Suncor Energy Inc.	10,996,034	283,861
Helmerich & Payne, Inc.	4,400,000	235,620
BP PLC[2]	40,000,000	208,438
Peyto Exploration & Development Corp.[3]	10,332,287	185,708
Cimarex Energy Co.	1,865,000	166,694
Phillips 66	1,709,488	139,836
Murphy Oil Corp.	6,008,800	134,898
TOTAL SA (ADR)	1,936,028	87,024
TOTAL SA2	1,047,711	46,661
Noble Energy, Inc.	3,746,400	123,369
Cameron International Corp.[1]	1,800,000	113,760
BG Group PLC[2]	6,800,000	98,609
Halliburton Co.	1,765,000	60,081
Southwestern Energy Co.[1]	8,000,000	56,880
Tourmaline Oil Corp.[1]	1,633,800	26,390
CONSOL Energy Inc.	1,600,000	12,640
		5,076,652
Materials 2.88%
Praxair, Inc.	7,035,000	720,384
E.I. du Pont de Nemours and Co.	9,968,525	663,904
LyondellBasell Industries NV	4,270,000	371,063
FMC Corp.[3]	6,758,000	264,440
Potash Corp. of Saskatchewan Inc.	3,000,000	51,360
HudBay Minerals Inc.	6,744,900	25,884
		2,097,035
Telecommunication services 0.73%
Verizon Communications Inc.	4,552,004	210,393
SoftBank Group Corp.[2]	3,740,000	188,475
AT&T Inc.	3,500,000	120,435
Frontier Communications Corp.	2,400,000	11,208
		530,511
Utilities 0.18%
PG&E Corp.	2,500,000	132,975
Miscellaneous 0.39%
Other common stocks in initial period of acquisition		284,220
Total common stocks (cost: $48,174,111,000)		70,065,494
Short-term securities 3.73%	Principal amount (000)
Apple Inc. 0.16%–0.20% due 1/8/2016–1/20/2016[4]	$70,100	70,093
CAFCO, LLC 0.32%–0.33% due 2/22/2016–2/24/2016	100,000	99,961
Chevron Corp. 0.19%–0.50% due 1/20/2016–3/8/2016[4]	93,200	93,166
Ciesco LLC 0.50% due 5/2/2016	50,000	49,925
Fundamental Investors — Page 4 of 5

Short-term securities	Principal amount (000)	Value (000)
Coca-Cola Co. 0.47% due 5/18/2016[4]	$25,000	$24,955
Emerson Electric Co. 0.34% due 3/1/2016[4]	40,500	40,476
ExxonMobil Corp. 0.14% due 1/21/2016	45,000	44,991
Fannie Mae 0.17%–0.37% due 1/4/2016–5/11/2016	83,500	83,469
Federal Farm Credit Banks 0.21% due 2/10/2016	50,000	49,992
Federal Home Loan Bank 0.11%–0.54% due 1/7/2016–6/6/2016	1,517,205	1,516,577
Freddie Mac 0.16%–0.27% due 1/5/2016–4/5/2016	198,800	198,763
Google Inc. 0.14% due 1/26/2016[4]	20,000	19,997
Honeywell International Inc. 0.37% due 1/8/2016[4]	55,000	54,997
Intel Corp. 0.40% due 2/25/2016	40,000	39,977
Jupiter Securitization Co., LLC 0.50% due 5/5/2016[4]	50,000	49,865
National Rural Utilities Cooperative Finance Corp. 0.37% due 1/27/2016	25,000	24,993
Parker-Hannifin Corp. 0.35% due 1/22/2016[4]	40,000	39,991
Qualcomm Inc. 0.18% due 1/5/2016[4]	35,000	34,999
Regents of the University of California 0.18% due 1/11/2016	25,000	24,999
U.S. Treasury Bills 0.08% due 1/14/2016	50,000	49,998
Wells Fargo Bank, N.A. 0.54% due 5/9/2016	100,000	100,091
Total short-term securities (cost: $2,712,044,000)		2,712,275
Total investment securities 100.02% (cost: $50,886,155,000)		72,777,769
Other assets less liabilities (0.02)%		(13,395)
Net assets 100.00%		$72,764,374
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $4,424,441,000, which represented 6.08% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $428,539,000, which represented .59% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-010-0216O-S49187	Fundamental Investors — Page 5 of 5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

American Funds Fundamental Investors – Fundamental Investors:

We have audited the accompanying statement of assets and liabilities of American Funds Fundamental Investors – Fundamental Investors (the “Fund”), including the summary schedule of investments, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of December 31, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of American Funds Fundamental Investors – Fundamental Investors as of December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

February 10, 2016

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS FUNDAMENTAL INVESTORS

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: February 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: February 29, 2016

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: February 29, 2016